UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Ctr. Dr., Ste. 1469, Cornelius, NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2020, Good Hemp, Inc. (the “Company”) filed with the State of Nevada a Certificate of Designation designating 250,000 shares of the Company’s authorized preferred stock as Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”). Each share of Series B-1 Preferred Stock is convertible into 1.667 shares of Company common stock (subject to a 4.99% beneficial ownership limitation). The Series B-1 Preferred Stock entitles the holder to piggy-back registration rights and one vote per share.

Also on July 21, 2020, the Company filed with the State of Nevada a Certificate of Designation designating 750,000 shares of the Company’s authorized preferred stock as Series B-2 Convertible Preferred Stock (the “Series B-2 Preferred Stock”). Each share of Series B-2 Preferred Stock is convertible into a number of shares of Company common stock equal to $1.00 divided by (i) the lesser of $0.60 or 60% of the 14-day average closing price of the Company’s common stock at the time of conversion (the “Market Price”) if the conversion occurs within 6 months of July 21, 2020, or (ii) 60% of the Market Price if the conversion occurs at least 6 months after July 21, 2020 (subject to a 4.99% beneficial ownership limitation). The Series B-2 Preferred Stock entitles the holder to one vote per share.

The foregoing descriptions of the Certificates of Designation and the rights of the Series B-1 Preferred Stock and Series B-2 Preferred Stock are qualified in their entirety by the full text of the Certificates of Designation, which are filed as Exhibits 3.1 and 3.2 to, and incorporated by reference in, this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Series B-1 Convertible Preferred Stock filed July 21, 2020 *

3.2	Certificate of Designation of Series B-2 Convertible Preferred Stock filed July 21, 2020 *

*Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: July 27, 2020	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

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